UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2007

InfoSonics Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-32217	33-0599368
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		No.)

	4350 Executive Drive Suite 100, San Diego, CA	92121
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 373-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 8, 2007, the Company issued a press release reporting its results for the fiscal quarter ended September 30, 2007.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

ExhibitNo.	Description

99.1	Press Release announcing earnings dated November 8, 2007

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
InfoSonics Corporation

/s/ Jeffrey Klausner
Chief Financial Officer
Dated:	November 8, 2007

EXHIBIT INDEX

99.1                           Press Release announcing earnings dated November 8, 2007